EXHIBIT 10.20

                       AMENDMENT NO. 2 TO LETTER AGREEMENT
                       -----------------------------------

     This Amendment No. 2 to Letter Agreement (the Amendment) is dated as of December 1, 2005 and is made by and between Mr. Colin Dyer (Mr. Dyer) and Jones Lang LaSalle Incorporated (Jones Lang LaSalle).

                                    RECITALS
                                    --------

     Mr. Dyer and Jones Lang LaSalle have previously entered into that certain letter agreement (the Letter Agreement) dated July 16, 2004, as amended on August 30, 2004, regarding the employment of Mr. Dyer as the President and Chief Executive Officer of Jones Lang LaSalle. Based on their actual experience regarding the nature and location of Mr. Dyer's principal place of employment since August 30, 2004, Mr. Dyer and Jones Lang LaSalle have mutually agreed to amend the Letter Agreement as set forth below.

                                    AGREEMENT
                                    ---------

     Mr. Dyer and Jones Lang LaSalle hereby agree that the Letter Agreement is amended by deleting in its entirety the first sentence in the Section entitled "PLACE OF EMPLOYMENT AND COMMENCEMENT DATE" and inserting in its place the following sentence:

"Your principal place of employment shall be in Chicago, Illinois, subject to business travel consistent with the needs and demands of the Company."

As amended by this Amendment, the Letter Agreement is hereby ratified and confirmed in its entirety. The above amendment shall be deemed to have effect as of August 30, 2004 for the reason stated in the Recitals.

     IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.


                              /s/  Colin Dyer
                              ---------------
                              Colin Dyer

                              JONES LANG LASALLE INCORPORATED

                              By:

                              /s/  Nazneen Razi
                              -----------------
                              Nazneen  Razi
                              Chief Human Resources Officer